Exhibit j under Form N-1A
                                               Exhibit 23 under Item 601/Reg S-K




                               INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Post-Effective Amendment No. 28 to Registration Statement No. 2-98494 on Form N-1A of our report dated October 11, 2002 relating to the financial statements of Federated U.S. Government Bond Fund appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.



/s/ DELOITTE & TOUCHE, LLP



Boston, Massachusetts
October 25, 2002